                        THIRD LOAN MODIFICATION AGREEMENT

BETWEEN: Visio Corporation ("Borrower"), formerly known as Shapeware Corporation, whose address is 520 Pike Street, Suite 1800, Seattle, WA 98101-4001;

AND: Silicon Valley Bank ("Silicon") whose address is 3003 Tasman Drive, Santa Clara, California 95054;

DATE:             April 3, 1996.

         This Third Loan Modification Agreement ("Agreement") is entered into on the above date by Borrower and Silicon.

         I. Background. Borrower entered into a loan and security agreement with Silicon dated as of January 26, 1994, which was amended on March 23, 1994, September 1994 and March 31, 1995 (as amended, the "Loan Agreement"). Capitalized terms used in this Third Loan Modification Agreement shall, unless otherwise defined in this Agreement, have the meaning given to such terms in the Loan Agreement.

         Borrower and Silicon are entering into this Loan Modification Agreement to modify the terms of the Loan Agreement and the Schedule.

         2. Modification to Schedule. The term "Schedule," as defined in Section
1.1 of the Loan Agreement, is hereby defined to mean the Schedule attached to this Amendment.

         3. Modifications to Loan Agreement. Notwithstanding any statements to the contrary in the Loan Agreement, the Revolving Loan described in the Schedule shall be unsecured.

         Section 3.7 of the Loan Agreement is deleted in its entirety and replaced with the following:

                  Financial Condition and Statements. All financial statements now or in the future delivered to Silicon have been, and shall be, prepared in conformity with generally accepted accounting principles and now and in the future shall completely and accurately reflect the financial condition of the Borrower, at the times and for the periods therein stated. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of the Borrower. The Borrower is now and shall continue to be solvent. The Borrower shall provide Silicon copies of its filings with the Securities Exchange Commission as provided in the Schedule. In addition, Borrower shall provide Silicon, within 90 days following the end of the Borrower's fiscal year, complete annual audited financial statements of Borrower, such audit being conducted by independent certified public accountants reasonably acceptable to Silicon."

         4. Cross-Default. An Event of Default under the terms of the Revolving Loan or any Term Loan shall constitute an Event of Default under all other loans from Silicon to Borrower.

         5. Expense Reimbursement. Borrower shall upon execution of this Agreement pay Silicon an annual commitment fee for the Revolving Loan as stated in the Schedule. In addition, Borrower shall reimburse Silicon for Silicon's reasonable attorneys' fees and credit checking costs resulting from the preparation of this Agreement.

         6. Security Agreement. Borrower acknowledges and agrees that all Obligations, including without limitation Borrower's obligation to repay amounts advanced by Silicon to Borrower on the terms of the Loan Agreement and Schedule as modified by this Loan Modification Agreement, and all obligations evidenced by promissory notes made by Borrower and held by Silicon, are secured by all liens and security interests granted by Borrower to Silicon in the Loan Agreement or by any other document or agreement, except that the Revolving Loan shall be unsecured. Borrower shall not grant a security interest in, or lien on, any of its assets in favor of any person other than Silicon.

         7. No Other Modifications; No Defenses. Except as expressly modified by this Loan Modification Agreement, the terms of the Loan Agreement shall remain unchanged and in full force and effect. Silicon's agreement to modify the Loan Agreement pursuant to this Loan Modification Agreement shall not obligate Silicon to make any future modifications to the Loan Agreement or any other loan document. Nothing in this Loan Modification Agreement shall constitute a satisfaction of any indebtedness of any Borrower to Silicon. It is the intention of Silicon and Borrower to retain as liable parties all makers and endorsers of the Loan Agreement or any other loan document. No maker, endorser, or guarantor shall be released by virtue of this Loan Modification Agreement. The terms of this paragraph shall apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements. Borrower agrees that it has no defenses against the obligations to pay any amounts of the Obligations.

         8. Representations and Warranties.

                  8.1 The Borrower represents and warrants to Silicon that the execution, delivery and performance of this Agreement are within the Borrower's corporate powers, and have been duly authorized and are not in contravention of law or the terms of the Borrower's charter, bylaws or other incorporation papers, or of any undertaking to which the Borrower is a party or by which it is bound.

                  8.2 The Borrower understands and agrees that in entering into this Agreement, Silicon is relying upon the Borrower's representations, warranties and agreements as set forth in the Loan Agreement and other loan documents. Borrower hereby reaffirms all representations and warranties in the Loan Agreement, all of which are true as of the date of this Agreement.

                             BORROWER:        VISIO CORPORATION

                                              By:      /s/ Ed Leary
                                              Title:   Controller

                             SILICON:         SILICON VALLEY BANK

                                              By:      /s/ Art Hiemstra
                                              Title:   Regional Vice President

                               SILICON VALLEY BANK

                                    SCHEDULE
                        (TO LOAN AND SECURITY AGREEMENT)

Borrower:         VISIO CORPORATION
Address:          520 Pike Street, Suite 1800
                  Seattle, Washington  98101-4001

Date:             April 3, 1996

REVOLVING LOAN.

CREDIT LIMIT;
SECURITY:
(Section 1.1)              An amount not to exceed $1,000,000 at any one time
                           outstanding. The amount of all letters of credit issued by Silicon at the request of the Borrower shall reduce, dollar for dollar, the amount otherwise available to be borrowed under the formula described in this paragraph. This Revolving Loan shall be unsecured. Borrower shall not grant a security interest in, or lien on, any of its assets in favor of any person other than Silicon.

INTEREST RATE:
(Section 1.2)              A rate equal to the "Prime Rate" in effect from time
                           to time. Interest calculation shall be made on the basis of a 360-day year and the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate"; it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

LOAN ORIGINATION FEE:
(Section 1.3)              One quarter of one percent per annum of the
                           $1,000,000 Credit Limit. (Any Commitment Fee previously paid by the Borrower in connection with this loan shall be credited against this Fee.)

MATURITY DATE:
(Section 5.1)              February 28, 1997, at which time all unpaid principal
                           and accrued by unpaid interest shall be due and payable.

MATURITIES OF
LETTERS OF CREDIT:         Commercial or standby letters of credit issued by
                           Silicon shall have a maximum maturity of not later than February 28, 1997, without the prior written consent of Silicon.

REPAYMENT:                 The Borrower shall repay on demand any amount drawn
                           on a letter of credit issued by Silicon. Silicon may, but is not obligated to, add to the principal amount outstanding under the Revolving Loan any amount drawn on a letter of credit issued by Silicon. Any such amount shall be subject to the terms applicable to the Revolving Loan.

ISSUANCE:                  The issuance of any letter of credit under this
                           Agreement is subject to Silicon's written approval
                           and must be in form and content satisfactory to
                           Silicon and in favor of a beneficiary reasonably
                           acceptable to Silicon. The Borrower shall
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                           execute Silicon's then-current application forms,
                           reimbursement agreement and related documents as a condition to Silicon's issuance of any letter of credit.

FEES: The Borrower shall pay Silicon the fees and costs customarily charged by Silicon (at the time of issuance of the letter of credit) with respect to the issuance of letters of credit.

FIRST TERM LOAN.

AMOUNT:                    Not exceeding $250,000 in the aggregate.

PURPOSE: The Borrower shall use the proceeds of each disbursement of the Term Loan solely for the purpose of purchasing the new equipment identified in the draw request for such disbursement.

INTEREST RATE:             9.5% per annum

AMORTIZATION:              36 equal monthly installments of principal commencing
                           on the first business day of August, 1994, and on the first business day of each month thereafter through and including the first business day of July, 1997, each such installment shall be in the amount of 1/36 of the principal amount of the Term Loan outstanding as of July 1, 1994.

DRAW
PROCEDURES:                The Borrower shall submit to the Lender not less than
                           three business days prior to the date of any requested disbursement of the Term Loan, a written request for borrowing, together with such written documentation as Lender may require identifying the equipment to be purchased with such requested disbursement. Unless such requirement is expressly waived in writing by Silicon, no disbursement of the Term Loan shall be made after July 1, 1994 and the amount of each disbursement of the Term Loan shall not exceed 80% of the invoice price of the equipment to be financed by such purchase.

LOAN ORIGINATION FEE:
(Section 1.3)              $1,000. (Any Commitment Fee previously paid by the
                           Borrower in connection with this loan shall be credited against this Fee.)

SECOND TERM LOAN.

AMOUNT:                    Not exceeding $500,000 in the aggregate.

PURPOSE: The Borrower shall use the proceeds of each disbursement of the Term Loan solely for the purpose of purchasing the new equipment identified in the draw request for such disbursement.

INTEREST RATE:             A rate equal to the Prime Rate in effect from time to
                           time, plus 2.0% per annum.

AMORTIZATION:              36 equal monthly installments of principal commencing
                           on the first business day of October, 1994, and on
                           the first business day of each month thereafter
                           through and including the first business day of
                           October, 1997, each such installment shall be in the
                           amount of 1/36 of the principal amount of the Term
                           Loan outstanding as of October 1, 1994.
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DRAW
PROCEDURES:                The Borrower shall submit to the Lender not less than
                           three business days prior to the date of any requested disbursement of the Term Loan, a written request for borrowing, together with such written documentation as Lender may require identifying the equipment to be purchased with such requested disbursement. Unless such requirement is expressly waived in writing by Silicon, no disbursement of the Term Loan shall be made after October 1, 1994 and the amount of each disbursement of the Term Loan shall not exceed 80% of the invoice price of the equipment to be financed by such purchase.

LOAN ORIGINATION FEE:
(Section 1.3)              $2,500. (Any Commitment Fee previously paid by the
                           Borrower in connection with this loan shall be credited against this Fee.)

THIRD TERM LOAN.

AMOUNT: An amount not to exceed the lesser of: (i) $750,000.00 at any one time outstanding; or (ii) the amount of the "Equipment Borrowing Base", as defined below. For purposes of this Schedule, the "Equipment Borrowing Base" shall mean the sum of (a) 80% of the invoice amount for equipment purchased by Borrower after September 30, 1994. Silicon shall have no obligation to advance against taxes, freight charges, installation charges or other similar amounts relating to Borrower's equipment, whether or not such amounts are identified on the invoices submitted to Silicon. Equipment to be included in the Equipment Borrowing Base must be new equipment, at the time of purchase by Borrower, owned by Borrower, in good working order, must not be subject to any liens in favor of any person or entity other than Silicon, and must be subject to a first perfected security interest in favor of Silicon. Silicon shall make advances under this Third Term Loan from time to time, based on invoices and other documentation as shall be requested by Silicon to support such advances, but Silicon shall have no obligation to make any advance under this Term Loan after March 25, 1996.

                           Borrower shall submit to Silicon such invoices, advance requests and other information, in form acceptable to Silicon, as Silicon shall require from time to time.

                           Once the total amount of the principal has been advanced under this Third Term Loan, Borrower is no longer entitled to further advances. Advances may be requested in writing by Borrower or an authorized person. Silicon may, but need not, require that all oral requests be confirmed in writing. The unpaid principal balance owing on this Term Loan at any time may be evidenced by endorsements to this Schedule or by Silicon's internal records, including daily computer print-outs.

PURPOSE: The Borrower shall use the proceeds of each disbursement of the Third Term Loan solely for the purpose of purchasing the new equipment identified in the draw request for such disbursement.

INTEREST RATE:             The interest rate applicable to the Third Term Loan
                           shall be a rate equal to the "Prime Rate" in effect from time to time, plus 1.75% per annum. Interest calculations shall be made on the basis of a 360-day year and the actual number of days elapsed. "Prime
                           Rate" means the rate announced from time to time by Silicon as its "prime rate"; it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate shall change on each date there is a change in the Prime Rate.

MATURITY DATE:
(Section 5.1)              March 25, 1999, at which time all unpaid principal
                           and accrued but unpaid interest shall be due and payable.

AMORTIZATION:              Borrower shall pay Silicon 12 monthly payments of
                           interest only commencing April 25, 1995. Commencing on April 25, 1996, the Borrower shall pay Silicon 36 equal monthly payments of principal, in the amount necessary to repay fully the outstanding principal of the Third Term Loan in 36 payments, plus interest calculated as provided in this Schedule. Subsequent payments are due on the 25th day of each month thereafter.

                           In the event that $500,000 has been disbursed under the Third Term Loan, that amount shall be automatically segregated, and Borrower shall on the 25th day of the next month commence paying Silicon 36 equal monthly payments of principal in the amount necessary to repay fully the outstanding $500,000 principal in 36 payments, plus interest calculated as provided in this Schedule. With regard to any amounts disbursed in excess of $500,000, Borrower shall make monthly payments of interest only until March 25, 1996; commencing April 25, 1996, Borrower shall make 36 equal monthly payments of principal in the amount necessary to repay fully the outstanding balance 36 payments, plus interest calculated as provided in this Schedule.

DRAW
PROCEDURES:                The Borrower shall submit to the Lender not less than
                           three business days prior to the date of any requested disbursement of the Third Term Loan, a written request for borrowing, together with such written documentation as Lender may require identifying the equipment purchased or to be purchased with such requested disbursement. Unless such requirement is expressly waived in writing by Silicon, no disbursement of the Third Term Loan shall be made after March 25, 1996, and the amount of each disbursement of the Third Term Loan shall not exceed
                           80% of the invoice price of the equipment to be financed by such purchase.

LOAN ORIGINATION
FEE:
(Section 1.3)              $1,000. (Any Commitment Fee previously paid by the
                           Borrower in connection with this loan shall be credited against this Fee.)


REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

PRIOR NAMES OF
BORROWER:                  Axon Corporation
(Section 3.2)              Shapeware Corporation

TRADE NAMES OF
BORROWER:                  None
(Section 3.2)

OTHER LOCATIONS
AND ADDRESSES:             Approximately $40,000 of inventory is located at
(Section 3.3)              Prism Group, Inc., 15530 Woodinville-Redmond Road,
                           Woodinville, WA 98027

MATERIAL ADVERSE
LITIGATION:                None
(Section 3.10)

ADDITIONAL DUTIES OF THE BORROWER.

FINANCIAL
COVENANTS:
(Section 4.1)              Borrower shall at all times comply with all of the
                           following covenants:

QUICK RATIO:               Borrower shall maintain a ratio of Quick Assets
                           (defined below) to current liabilities less deferred revenue of not less than 2.0:1.0 measured as of the end of each fiscal quarter of Borrower.

MINIMUM TANGIBLE
NET WORTH:                 Borrower shall maintain a Minimum Tangible Net Worth
                           (as defined below) of not less than $1,500,000 plus
                           75% of the proceeds of Borrower's initial public offering, measured quarterly.

DEBT TO TANGIBLE
NET WORTH RATIO:           Borrower shall maintain a ratio of total liabilities
                           (excluding deferred revenues and Subordinated Debt) to Tangible Net Worth (including deferred revenue) of not more than .75:1.0, measured quarterly.

PROFITABILITY:             Borrower shall not incur a loss (defined below) in
                           excess of $500,000 for any fiscal quarter during the term of this Agreement. For purposes of this paragraph, "loss" means net income after taxes, as reported on Borrower's financial statements.

TERM DEBT
COVERAGE:                  The sum of cash plus net line of credit availability
                           shall at all times exceed 2.5 times the outstanding balance on the Term Loans, or the ratio of net earnings plus interest, taxes and noncash expenses divided by the sum of current maturities of long term debt plus interest (measured quarterly on an annualized basis) shall exceed 1.50:1.0.

DEFINITIONS:               Except as otherwise provided in the Loan and Security
                           Agreement or in this Schedule, accounting terms not specifically defined shall be construed, and all accounting procedures shall be performed, in accordance with generally accepted United States accounting principles consistently applied.
                           Capitalized terms used in this Schedule and not otherwise defined herein shall have the meanings ascribed to those terms in the text of the Loan and Security Agreement.

                                    "Quick Assets" means cash on hand or on
                                    deposit in banks, readily marketable
                                    securities issued by the United States,
                                    readily marketable commercial paper rated
                                    "A-1" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

                                    "Subordinated Debt" means indebtedness for borrowed money of Borrower which shall have been subordinated to the Obligations of Borrower under the Loan and Security Agreement, on terms and conditions acceptable to Silicon.

                                    "Tangible Net Worth" means total assets
                                    minus total liabilities, plus Subordinated
                                    Debt, determined in accordance with
                                    generally accepted accounting principles, excluding however, all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, franchises, capitalized software costs and deferred organizational costs.

                                    "Term Loans" means the First Term Loan, the
                                    Second Term Loan and the Third Term Loan, as defined above.

OTHER COVENANTS:
(Section 4.1)              Borrower shall at all times comply with all of the
                           following additional covenants:

                                    1. BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon.

                                    2. SEC FILINGS. Borrower shall provide
                                    Silicon with Borrower's 10-Q and 10-K
                                    filings at the time Borrower files such
                                    documents with the Securities Exchange
                                    Commission.

CONDITIONS TO
CLOSING: Before requesting any such advance of any Loan, Borrower shall satisfy each of the following conditions:

1.       LOAN DOCUMENTS:

                                    Borrower shall have executed and delivered to Silicon all loan documents required by Silicon.

2.       DOCUMENTS RELATING
         TO AUTHORITY, ETC.:

                                    Silicon shall have received each of the
                                    following in form and substance satisfactory to it:

                                    (a) A certified copy of a Resolution adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of all loan documents executed by Borrower in connection with this transaction; and

                                    (b) Incumbency Certificates describing the office and identifying the specimen signatures of the individuals signing all such loan documents on behalf of Borrower.

3.       INSURANCE:

                                    Silicon shall have received evidence
                                    satisfactory to it that all insurance
                                    required by this Agreement is in full force and effect with all necessary loss payable endorsements.

5.       OTHER INFORMATION:

                                    Silicon shall have received such other
                                    statements, opinions, certificates,
                                    documents and information with respect to matters contemplated by this Agreement as it may reasonably request.

         BORROWER:                          VISIO CORPORATION

                                                By: /s/ Ed Leary
                                                Title: Controller

         SILICON:                           SILICON VALLEY BANK

                                                By: /s/ Art Hiemstra
                                                Title: Regional Vice President

                 CERTIFIED RESOLUTION AND INCUMBENCY CERTIFICATE

BORROWER:                  Visio Corporation, formerly known as Shapeware
                           Corporation, a corporation organized under the laws of the State of Washington

DATE:                      April 3, 1996

         I, the undersigned, Secretary or Assistant Secretary of the above-named Borrower, a corporation organized under the laws of the state set forth above (the "Company"), do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the bylaws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked:

         RESOLVED, that the Chief Financial Officer of the Company (the "Authorized Officer") is hereby authorized and directed to execute and deliver to Silicon Valley Bank ("Silicon") the Third Loan Modification Agreement in substantially the form presented to the Board of Directors and to execute and deliver to Silicon the Schedule attached thereto and such other agreements, documents, and instruments as Silicon may require from time to time and as such Authorized Officer shall in his or her judgment determine are necessary or appropriate for the proper fiscal management of the Company, including but not limited to any renewals, extensions and/or amendments of the foregoing documents.

         I do also hereby certify that each of the following named individuals holds the office of the Company set forth opposite his or her name, and do further certify that the signature written opposite the name and title of such individual is his or her true and correct signature.

Name                                Title                      Signature
- ----                                -----                      ---------
                                    Chief Financial
Marty Chilberg                      Officer             /s/ Marty Chilberg

                                    Director of
Leslie Deitz                        Finance             /s/ Leslie Deitz

Ed Leary                            Controller          /s/ Ed Leary

         IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.

                                                /s/ Theodore Johnson
                                                Secretary or Assistant Secretary